UNITED STATES SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C.  20549

				    FORM 8K

				 CURRENT REPORT
			       _________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):  May 26, 2006

			     TRANS-LUX CORPORATION
			     ---------------------
	     (Exact name of registrant as specified in its charter)

      Delaware			   1-2257	       13-1394750
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 (State or other jurisdiction	   (Commission	       (I.R.S. Employer
  of incorporation)		    File Number)	Identification No.)

		  110 Richards Avenue, Norwalk, CT 06856-5090
	      --------------------------------------------------
	      (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321

 ______________________________________________________________________________
	 (Former name or former address, if changed since last report.)



Item 8.01     Other Events

	 On May 26, 2006, Trans-Lux Corporation, a Delaware corporation (the "Company"), announced that it has called for redemption on June 15, 2006 (the "Redemption Date"), all of its 7 1/2% Convertible
	 Subordinated Notes due December 1, 2006 (the "7 1/2% Notes"). The 7 1/2% Notes are convertible at the option of the holder into shares of Common Stock, $1 par value per share, of the Company at any time prior to the close of business on the June 14, 2006 at the rate of $14.013 per Note, which conversion rate is substantially above the current market price of the Common Stock.

	 Reference is hereby made to the Notice of Redemption of the 7 1/2% Notes which is attached as on exhibit hereto and incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits

	(c)   Exhibits.

	      99 Notice of Redemption of Trans-Lux Corporation's 7 1/2% Convertible Subordinated Notes due December 1, 2006




				       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


				       TRANS-LUX CORPORATION



				       by:  /s/ Angela D. Toppi
					  ---------------------------
					  Angela D. Toppi
					  Executive Vice President
					  and Chief Financial Officer



Dated:	May 26, 2006